                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2786

                           SCUDDER HIGH INCOME SERIES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I and Institutional Class shares are not subject to sales charges.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder High Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder High Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	8.19%	21.29%	7.44%	3.36%	6.24%
Class B	7.55%	20.06%	6.54%	2.50%	5.32%
Class C	7.55%	20.05%	6.49%	2.48%	5.35%
CS First Boston High Yield Index+	8.65%	22.86%	10.94%	6.65%	7.70%

Scudder High Income Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I	7.96%	21.00%	7.66%	3.60%	7.00%
CS First Boston High Yield Index+	8.65%	22.86%	10.94%	6.65%	8.45%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I shares commenced operations on December 29, 1994. Index returns begin December 31, 1994.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder High Income Fund	6-Month	1-Year	Life of Class**
Institutional Class	8.14%	21.30%	20.96%
CS First Boston High Yield Index+	8.65%	22.86%	19.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 3/31/04	$ 5.41	$ 5.40	$ 5.41	$ 5.39	$ 5.41
9/30/03	$ 5.23	$ 5.23	$ 5.24	$ 5.22	$ 5.23
Distribution Information: Six Months: Income Dividends as of 3/31/04	$ .23	$ .21	$ .21	$ .24	$ .24
March Income Dividend	$ .0375	$ .0336	$ .0339	$ .0388	$ .0386
SEC 30-day Yield as of 3/31/04++	7.10%	6.55%	6.57%	7.76%	7.74%
Current Annualized Distribution Rate as of 3/31/04++	8.32%	7.45%	7.51%	8.64%	8.56%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings - High Current Yield Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	131	of	413	32
3-Year	166	of	341	49
5-Year	159	of	272	59
10-Year	27	of	76	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Income Fund - Class A [] CS First Boston High Yield Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,583	$11,845	$11,266	$17,490
	Average annual total return	15.83%	5.81%	2.41%	5.75%
Class B	Growth of $10,000	$11,706	$11,910	$11,242	$16,790
	Average annual total return	17.06%	6.00%	2.37%	5.32%
Class C	Growth of $10,000	$12,005	$12,077	$11,303	$16,848
	Average annual total return	20.05%	6.49%	2.48%	5.35%
CS First Boston High Yield Index+	Growth of $10,000	$12,286	$13,654	$13,800	$20,987
	Average annual total return	22.86%	10.94%	6.65%	7.70%

Scudder High Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$12,100	$12,480	$11,933	$18,708
	Average annual total return	21.00%	7.66%	3.60%	7.00%
CS First Boston High Yield Index+	Growth of $10,000	$12,286	$13,654	$13,800	$20,968
	Average annual total return	22.86%	10.94%	6.65%	8.45%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on December 29, 1994. Index returns begin December 31, 1994.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder High Income Fund		1-Year	Life of Class**
Institutional Class	Growth of $250,000	$303,250	$339,950
	Average annual total return	21.30%	20.96%
CS First Boston High Yield Index+	Growth of $250,000	$307,150	$328,500
	Average annual total return	22.86%	19.11%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class is $250,000.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Fund's strategy and the market environment during the six-month period ended March 31, 2004.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds posted a solid return for the semiannual period, reflecting continued improvement in the fundamentals of the asset class. The CS First Boston High Yield Index - the fund's benchmark - returned 8.65% for the period, which was well ahead of the 2.98% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1 Improved fundamentals, a robust US economy and lower defaults all contributed to the market's strong performance. High-yield companies continued to improve their financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. A key factor supporting the asset class was the continued decline in defaults. At the end of March, Moody's 12-month rolling default rate stood at 4.1%, compared with 5.3% at the end of December 2003 and 7% a year ago.2 These positive factors were reflected in the yield spread of the asset class.3 At the close of the period, the spread stood at 495 basis points (4.95 percentage points), versus 599 six months earlier, with the majority of the move resulting from the gain in high-yield bonds rather than the change in the Treasury yield.

1 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index are in the intermediate range. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 Source: Moody's Investors Service.
3 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

As has been the case throughout the past year, lower-quality and higher-beta areas of the market delivered the best performance. Keeping in mind that the high-yield market as a whole returned 8.65%, the credit quality segment returns broke down as follows:4

4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.
Total Returns, 9/30/03 - 3/31/04
Lower-tier (those rated CCC/split CCC and below): Middle-tier (those rated between split BB and split B): Upper-tier (those rated above BB):	11.8% 8.0% 7.9%

Q: How did the fund perform during the period?

A: The total return of the fund's Class A shares for the six months ended March 31, 2004 was 8.19% (unadjusted for sales charges which if included, would have reduced performance). Please see page 3 through 7 for performance of other share classes and more complete performance information. The fund underperformed its benchmark, but outperformed the 7.56% average return of the 426 funds in Lipper's High Current Yield Funds category.5 The fund's Class A shares have outperformed the peer group during the one-, three- and 10-year periods ended March 31, 2004.

5 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund's Class A shares ranked 131, 166, 159 and 27 for the 1-, 3-, 5- and 10-year periods as of March 31, 2004. There were 413, 341, 272 and 76 funds, respectively, in Lipper's High Current Yield Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of March 31, 2004.

We believe the fund's favorable performance relative to its peer group is the result of our disciplined investment style. In managing the fund, we emphasize individual security and risk management. We believe we can add the most value through fundamental research rather than trying to make broad predictions about sector performance, interest rates or the high-yield market in general. Instead, our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. In other words, we look for optimal combinations of risk and return potential. This means that we generally buy bonds that we believe to be undervalued, and we reduce, or sell, our positions in those that have reached what we believe to be fair valuations. We believe this approach will lead to strong performance over a full high-yield market cycle.

Q: What factors helped and hurt performance?

A: The fund's performance was helped by our decision to increase its overweight position in lower-quality securities, most notably those rated CCC/split CCC.6 This quality shift reflects our investment approach of finding risk-adjusted relative value among individual issues, and is not the result of a top-down decision-making process. The increased weighting in the CCC-rated credit segment worked to the fund's advantage, since this credit segment outperformed the broader high-yield market, with a return of 10.87%. On the other hand, an underweight position in bonds rated CC and default - which outperformed the market as a whole - was a detractor. We maintained an underweight in this quality segment through the entire period, since historically it has not produced favorable risk-adjusted performance. We intend to remain conservative in our approach to investing in this area. The fund is underweight in upper-tier securities, as we continue to find better relative value opportunities in securities in the middle, and lower-quality spectrums. We likely will maintain an overweight in CCC/split CCC-rated securities in the portfolio; we anticipate that a number of credits held in this quality segment will be upgraded to single B or higher.

6 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

In terms of sector allocations, performance was helped by an overweight in chemicals (which, as a group, outperformed with a return of 10.32%). Performance was also helped by an overweight in land transportation (which returned 9.7%) and underweights in retail (8.15%) and leisure (6.08%). Detractors from return included underweights in financials (which returned 13.56% as a group), utilities (10.62%) and international cable (17.76%).

We generally maintain portfolio duration within half a year of the index. At the close of the period the portfolio maintained a neutral duration position of approximately 3.92 years.

Q: How did individual security selection affect performance?

A: Securities that added to performance include Georgia Pacific, Petro Stopping Centers, Parker Drilling and Qwest Corp. Georgia Pacific, a paper and pulp company, continued to gain as the company has been selling assets and paying down debt. The fund has maintained an overweight in this credit for some time, and the credit has continued to add value. During the period, the bonds of Petro Shopping Centers, a truck stop service company, added to performance in two ways. The fund benefited first from having its existing bonds called at a premium, and second from the fact that newly issued bonds traded up in value. Parker Drilling is an oil field services company that also added to return. We have since sold the bonds, as they reached levels that we viewed as their intrinsic value. Qwest, which is the largest holding in the fund, helped performance for the full period despite giving back some ground in the first calendar quarter of 2004.

Securities that detracted from performance for the period include El Paso Production Holdings Corp., Dobson Communications, FINOVA, Dan River and Avondale Mills, Inc. El Paso - a pipeline and natural gas producer - traded lower after the company wrote down a portion of its oil and gas reserves, an event that we did not anticipate. (As of 3/31/04, positions in FINOVA and Dan River were sold.) Dobson Communications, a wireless company, reported lower-than-expected earnings during the period, which resulted in the bonds' drifting lower in price. Two holdings in the textile industry, Dan River and Avondale Mills, Inc. also negatively affected fund returns. We have exited the position in Dan River. These companies' bond prices drifted lower on weaker retail demand and increased global competition in the textile industry. Finally, an underweight in FINOVA, a financial services company whose bonds gained in price during the period, detracted from results.

Q: What is your view on the current state of the high-yield market?

A: We continue to believe that the fundamentals of the asset class are strong for the short- and mid-term. As economic activity is robust, defaults should remain low and valuations are reasonable. However, the longer-term picture is less clear as the market begins to discount uncertainties such as potentially slower economic activity or higher interest rates. Still, it is important to keep in mind that the high-yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place - a positive for the asset class. High-yield cycles tend to last a number of years and, although rising interest rates may cause spreads to widen, we would not expect spreads to back up to the high levels of the recent past. In addition, high yield is currently a lower-duration asset class (3.9 years) and, therefore, high-yield has the potential to outperform other fixed-income instruments with a longer duration and lower yields in an environment of rising interest rates. Given our positive outlook for the asset class as a whole, we will continue to remain modestly aggressive, and we believe that we can add value over the long term through our security selection. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Asset Allocation	3/31/04	9/30/03

Corporate Bonds	79%	80%
Foreign Bonds - US$ Denominated	15%	12%
Cash Equivalents, net	3%	3%
Convertible Bonds	1%	2%
Stocks	1%	1%
Foreign Bonds - Non US$ Denominated	1%	1%
US Government Backed	-	1%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03

Consumer Discretionary	28%	30%
Industrials	16%	17%
Telecommunication Services	13%	10%
Materials	13%	13%
Energy	9%	11%
Financials	8%	6%
Utilities	7%	5%
Health Care	3%	3%
Consumer Staples	2%	4%
Information Technology	1%	1%
	100%	100%

Asset allocation and corporate bond diversification are subject to change.

Quality	3/31/04	9/30/03

US Government Backed	-	1%
Cash Equivalents	2%	2%
BBB	3%	1%
BB	22%	22%
B	53%	53%
CCC	16%	18%
CC	1%	-
Not Rated	3%	3%
	100%	100%

Effective Maturity	3/31/04	9/30/03

Less than 1 year	1%	3%
1 < 5 years	50%	26%
5 < 7 years	38%	28%
7 years or greater	11%	43%
	100%	100%

Asset allocation, quality and effective maturity are subject to change. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

	Principal Amount ($)(d)	Value ($)

Corporate Bonds 78.6%
Consumer Discretionary 21.3%
Advantica Restaurant Co., 12.75%, 9/30/2007	4,250,000	4,632,500
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	7,625,000	7,567,813
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	8,275,000	8,068,125
AMF Bowling Worldwide, Inc., 144A, 10.0%, 3/1/2010	4,365,000	4,517,775
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	5,085,000	4,996,013
Avalon Cable Holdings Co., Step-up Coupon 11.875% to 12/1/2008	1,852,817	1,954,722
Bally Total Fitness Holdings, 10.5%, 7/15/2011 (f)	7,920,000	7,444,800
Boca Resorts, Inc., 9.875%, 4/15/2009	7,455,000	7,846,387
Buffets, Inc., 11.25%, 7/15/2010	6,795,000	7,474,500
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009**	2,255,000	2,255,000
144A, 8.0%, 4/15/2012	1,495,000	1,495,000
Carrols Corp., 9.5%, 12/1/2008	6,490,000	6,506,225
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011 (f)	525,000	333,375
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011 (f)	8,885,000	6,243,575
9.625%, 11/15/2009 (f)	14,785,000	12,493,325
144A, 10.25%, 9/15/2010 (f)	15,510,000	15,975,300
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	7,205,000	7,781,400
Cinemark USA, Inc., 8.5%, 8/1/2008	4,905,000	5,125,725
Cinemark, Inc., 144A, Step-up Coupon, 9.75%, 3/15/2014	3,540,000	2,194,800
Circus & Eldorado, 10.125%, 3/1/2012 (f)	8,130,000	8,272,275
CKE Restaurants, Inc., 9.125%, 5/1/2009	2,420,000	2,510,750
CSC Holdings, Inc.:
7.875%, 12/15/2007 (f)	7,045,000	7,573,375
Senior Note, 7.25%, 7/15/2008 (f)	805,000	849,275
Dex Media East LLC/Financial, 12.125%, 11/15/2012	33,520,000	39,134,600
DIMON, Inc.:
7.75%, 6/1/2013	2,175,000	2,164,125
Series B, 9.625%, 10/15/2011	20,200,000	21,816,000
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	18,155,000	1,816
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011 (f)	1,530,000	1,625,625
Eldorado Resorts LLC, 10.5%, 8/15/2006	12,888,000	12,952,440
EPL Intermediate, Inc., Step-up Coupon, 0% to 3/2009, 144A, 12.5%, 3/15/2010	6,100,000	3,416,000
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	5,756,000	5,914,290
General Motors Corp., 8.25%, 7/15/2023 (f)	7,870,000	8,784,541
Herbst Gaming, Inc., 10.75%, 9/1/2008	13,317,000	15,014,917
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	12,740,000	0
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	3,465,000	3,750,863
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	7,685,000	6,926,106
International Game Technology, 8.375%, 5/15/2009 (f)	6,320,000	7,680,468
J.C. Penney Co., Inc., 6.875%, 10/15/2015 (f)	2,205,000	2,431,013
Jacobs Entertainment Co., 11.875%, 2/1/2009	6,910,000	7,497,350
Kellwood Co., 7.625%, 10/15/2017	4,255,000	4,701,775
Krystal, Inc., 10.25%, 10/1/2007	6,430,000	6,526,450
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	7,185,000	8,047,200
Levi Strauss & Co., 12.25%, 12/15/2012 (f)	1,825,000	1,377,875
LIN Television Corp., 6.5%, 5/15/2013 (f)	2,590,000	2,687,125
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	3,860,000	3,647,700
Mediacom Broadband LLC, 11.0%, 7/15/2013 (f)	4,105,000	4,392,350
Mediacom LLC, 9.5%, 1/15/2013 (f)	4,600,000	4,554,000
Nebraska Book Co., Inc., 144A, 8.625%, 3/15/2012	3,480,000	3,584,400
Norcraft Co., 144A, 9.0%, 11/1/2011	3,035,000	3,232,275
Old Evangeline Downs, 13.0%, 3/1/2010	2,055,000	2,322,150
PEI Holding, Inc., 11.0%, 3/15/2010	6,055,000	6,993,525
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	14,605,000	15,043,150
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	4,910,000	5,302,800
PRIMEDIA, Inc.:
7.625%, 4/1/2008 (f)	5,005,000	5,017,512
8.875%, 5/15/2011 (f)	6,290,000	6,447,250
Reader's Digest Association, Inc., 144A, 6.5%, 3/1/2011	3,905,000	4,022,150
Remington Arms Co., Inc., 10.5%, 2/1/2011	8,366,000	8,470,575
Renaissance Media Group, 10.0%, 4/15/2008	10,295,000	10,603,850
Restaurant Co., Step-up Coupon 0% to 5/15/2003, 11.25% to 5/15/2008	10,072,955	10,022,591
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	4,675,000	4,347,750
7.3%, 3/10/2019	8,009,659	7,368,886
11.25%, 7/1/2008	2,805,000	3,092,513
River Rock Entertainment, 144A, 9.75%, 11/1/2011	5,805,000	6,269,400
Samsonite Corp., 10.75%, 6/15/2008	15,585,000	16,247,362
Schuler Homes, Inc., 10.5%, 7/15/2011 (f)	8,552,000	10,091,360
Scientific Games Corp., 12.5%, 8/15/2010	2,495,000	2,931,625
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	4,671,000	4,836,447
Simmons Co., 144A, 7.875%, 1/15/2014	5,215,000	5,228,038
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	13,465,000	14,592,694
8.75%, 12/15/2011	8,135,000	9,009,512
Six Flags, Inc., 8.875%, 2/1/2010	215,000	221,988
Sonic Automotive, Inc., 8.625%, 8/15/2013 (f)	10,465,000	11,354,525
Toys "R" Us, Inc.:
7.375%, 10/15/2018	10,600,000	10,388,000
7.875%, 4/15/2013	2,585,000	2,714,250
Trump Holdings & Funding, 11.625%, 3/15/2010 (f)	7,630,000	7,630,000
United Auto Group, Inc., 9.625%, 3/15/2012	2,685,000	2,993,775
United Rentals, Inc., 144A, 6.5%, 2/15/2012	6,500,000	6,467,500
Venetian Casino Resort LLC, 11.0%, 6/15/2010	4,140,000	4,761,000
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	8,290,000	8,953,200
Worldspan LP\ WS Finance Corp., 9.625%, 6/15/2011 (f)	4,860,000	5,017,950
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	7,430,000	6,835,600
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014 (f)	5,003,000	5,153,090
		546,725,357
Consumer Staples 1.9%
Agrilink Foods, Inc., 11.875%, 11/1/2008	3,575,000	3,789,500
National Beef Pack, 144A, 10.5%, 8/1/2011	3,775,000	3,888,250
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	6,580,000	6,580,000
Pilgrim's Pride Corp., 9.625%, 9/15/2011	3,055,000	3,291,763
Rent-Way Inc., 11.875%, 6/15/2010	3,625,000	4,060,000
Salton, Inc., 10.75%, 12/15/2005 (f)	1,870,000	1,804,550
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	2,240,000	2,324,000
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	5,725,000	6,011,250
Swift & Co.:
10.125%, 10/1/2009	4,920,000	5,313,600
12.5%, 1/1/2010	880,000	941,600
Williams Scotsman, Inc., 9.875%, 6/1/2007 (f)	8,955,000	8,955,000
United Agri Products, 144A, 8.25%, 12/15/2011 (f)	1,500,000	1,573,125
		48,532,638
Energy 7.3%
Avista Corp., 9.75%, 6/1/2008	19,385,000	23,358,925
Citgo Petroleum Corp., 11.375%, 2/1/2011	21,700,000	25,334,750
Continental Resources, Inc., 10.25%, 8/1/2008	12,724,000	13,042,100
Edison Mission Energy, 7.73%, 6/15/2009 (f)	19,564,000	18,879,260
El Paso Production Holdings Corp., 7.75%, 6/1/2013 (f)	32,280,000	29,939,700
MAPCO, Inc., 7.25%, 3/1/2009	2,810,000	2,859,175
Mission Energy Holding, 13.5%, 7/15/2008 (f)	4,865,000	5,010,950
Newpark Resources, Inc., 8.625%, 12/15/2007	9,080,000	9,261,600
On Semiconductor Corp., 12.0%, 5/15/2008 (f)	3,074,000	3,719,540
Pioneer Natural Resources Co., 9.625%, 4/1/2010	9,036,000	11,596,631
Southern Natural Gas, 8.875%, 3/15/2010	7,680,000	8,524,800
Stone Energy Corp., 8.25%, 12/15/2011	7,790,000	8,646,900
Westport Resources Corp., 8.25%, 11/1/2011	6,165,000	6,858,562
Williams Co., Inc., 8.75%, 3/15/2032	7,010,000	7,430,600
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008 (f)	4,475,000	4,648,406
Wiser Oil Co., 9.5%, 5/15/2007	8,300,000	8,258,500
		187,370,399
Financials 6.1%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	12,835,000	13,091,700
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12% to 7/31/2009	2,616,000	2,380,560
144A, 8.5%, 1/31/2012	6,520,000	6,194,000
American Commercial Bank, 3.0%, 6/30/2006	1,000,000	880,000
AmeriCredit Corp., 9.25%, 5/1/2009	12,965,000	14,034,612
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	3,525,000	2,290,626
BF Saul REIT, 144A, 7.5%, 3/1/2014	11,170,000	11,309,625
CB Richard Ellis Services, Inc., 9.75%, 5/15/2010	3,955,000	4,439,488
Dollar Financial Group, Inc., 9.75%, 11/15/2011	5,660,000	6,141,100
Eaton Vance Corp., CDO "C", 13.68%, 7/15/2012 (PIK)	1,392,097	13,921
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	10,925,000	12,853,088
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	2,450,000	0
Global Cash Access LLC, 144A, 8.75%, 3/15/2012	3,655,000	3,801,200
Global Exchange Services, 144A, 12.0%**, 7/15/2008	7,890,000	7,495,500
IOS Capital LLC, 7.25%, 6/30/2008	6,650,000	7,265,125
iStar Financial, Inc., 6.0%, 12/15/2010	2,440,000	2,562,000
Poster Financial Group, 144A, 8.75%, 12/1/2011 (f)	8,900,000	9,345,000
PXRE Capital Trust I, 8.85%, 2/1/2027	3,800,000	3,885,500
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	6,070,000	4,825,650
7.75%, 2/15/2031	3,889,000	3,188,980
R.H. Donnelly Finance Corp.:
10.875%, 12/15/2012 (f)	6,785,000	8,091,112
144A, 10.875%, 12/15/2012	5,610,000	6,689,925
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	5,285,000	5,575,675
UAP Holdings Corp., 144A, Step-up Coupon 0% to 1/2008, 10.75%, 7/15/2012	5,175,000	3,467,250
Universal City Development, 11.75%, 4/1/2010	8,715,000	10,142,081
WMC Finance Co., 144A, 11.75%, 12/15/2008	6,500,000	6,955,000
		156,918,718
Health Care 2.3%
aaiPharma, Inc., 11.0%, 4/1/2010 (f)	4,245,000	3,396,000
AmeriPath, Inc.:
10.5%, 4/1/2013 (f)	3,810,000	3,886,200
144A, 10.5%, 4/1/2013	4,090,000	4,171,800
AmerisourceBergen Corp., 7.25%, 11/15/2012 (f)	8,350,000	9,080,625
Interactive Health LLC, 144A, 7.25%, 4/1/2011	4,390,000	3,555,900
Team Health, Inc., 144A, 9.0%, 4/1/2012	2,175,000	2,115,188
Tenet Healthcare Corp.:
6.375%, 12/1/2011 (f)	29,985,000	25,937,025
7.375%, 2/1/2013 (f)	6,015,000	5,428,537
		57,571,275
Industrials 12.6%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	5,015,000	5,265,750
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	3,800,000	3,676,500
Series B, 8.875%, 4/1/2008 (f)	5,915,000	6,639,587
American Rock Salt Co., 144A, 9.5%, 3/15/2014	3,045,000	3,121,125
AMH Holdings, Inc., 144A Step-Up Coupon, 0.0% to 3/1/2009, 11.25% to 3/1/2014	12,380,000	7,520,850
AMI Semiconductor, Inc., 10.75%, 2/1/2013	3,123,000	3,646,103
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	6,620,000	7,480,600
Argo-Tech Corp., 8.625%, 10/1/2007 (f)	7,745,000	7,841,812
Avondale Mills, Inc., 10.25%, 7/1/2013	8,980,000	5,792,100
Browning-Ferris Industries:
7.4%, 9/15/2035	6,425,000	6,087,687
9.25%, 5/1/2021	4,245,000	4,775,625
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (f)	11,555,000	12,363,850
Collins & Aikman Products, 10.75%, 12/31/2011	12,070,000	12,401,925
Congoleum Corp., 8.625%, 8/1/2008*	7,925,000	5,230,500
Continental Airlines, Inc., 8.0%, 12/15/2005 (f)	5,455,000	5,073,150
Corrections Corp. of America, 9.875%, 5/1/2009	9,000,000	10,125,000
CP Ships Ltd., 10.375%, 7/15/2012	8,910,000	10,547,212
Dana Corp., 7.0%, 3/1/2029	11,310,000	11,281,725
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (f)	7,275,000	6,183,750
7.9%, 12/15/2009 (f)	3,955,000	2,610,300
Eagle-Picher, Inc., 9.75%, 9/1/2013	7,175,000	7,856,625
Erico International Corp., 144A, 8.875%, 3/1/2012	3,775,000	3,954,313
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	4,110,000	2,614,988
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	6,360,000	6,423,600
Golden State Petroleum Transportation, 8.04%, 2/1/2019	5,185,000	5,405,259
GS Technologies, 12.0%, 9/1/2004*	4,577,117	11,443
Hercules, Inc., 11.125%, 11/15/2007 (f)	14,059,000	16,870,800
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	7,870,000	8,657,000
Interface, Inc., 144A, "A", 9.5%, 2/1/2014	3,655,000	3,618,450
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	6,455,000	7,310,287
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	2,265,000	2,514,150
Kansas City Southern:
7.5%, 6/15/2009	3,560,000	3,666,800
9.5%, 10/1/2008	11,050,000	12,265,500
Millennium America, Inc.:
7.625%, 11/15/2026 (f)	9,309,000	8,424,645
9.25%, 6/15/2008 (f)	13,795,000	14,726,162
144A, 9.25%, 6/15/2008	9,110,000	9,724,925
Mobile Mini, Inc., 9.5%, 7/1/2013	5,980,000	6,518,200
Motors and Gears, Inc., 10.75%, 11/15/2006	8,490,000	7,301,400
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	18,860,000	1,131,600
Ply Gem Industries, Inc., 144A, 9.0%, 2/15/2012	4,705,000	4,728,525
Republic Engineered Products LLC, 10.0%, 8/16/2009*	5,803,294	4,062,306
Seabulk International, Inc., 9.5%, 8/15/2013	7,765,000	8,114,425
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	10,395,000	10,187,100
Tech Olympic USA, Inc.:
144A, 7.5%, 3/15/2011	3,340,000	3,335,825
10.375%, 7/1/2012	6,230,000	7,024,325
Tenneco Automotive, Inc., 11.625%, 10/15/2009 (f)	4,685,000	5,071,513
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	4,580,000	5,312,800
Thermadyne Holdings Corp., 144A, 9.25%, 2/1/2014	6,175,000	6,298,500
Trinity Industries, Inc., 144A, 6.5%, 3/15/2014	2,415,000	2,415,000
		323,211,617
Information Technology 1.0%
Activant Solutions, Inc., 10.5%, 6/15/2011	5,665,000	5,919,925
Communications & Powers Industry, Inc., 144A, 8.0%, 2/1/2012	4,640,000	4,715,400
DigitalNet, Inc., 9.0%, 7/15/2010	4,983,000	5,375,411
Lucent Technologies, Inc., 6.45%, 3/15/2029 (f)	6,130,000	5,179,850
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	3,645,000	3,900,150
		25,090,736
Materials 10.1%
Aqua Chemical, Inc., 11.25%, 7/1/2008	9,070,000	7,437,400
ARCO Chemical Co., 9.8%, 2/1/2020	25,981,000	24,941,760
Buckeye Technologies, Inc., 8.5%, 10/1/2013	1,200,000	1,290,000
California Steel Industries, Inc., 144A, 6.125%, 3/15/2014	2,070,000	2,085,525
Caraustar Industries, Inc., 9.875%, 4/1/2011 (f)	6,355,000	6,355,000
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	5,735,000	5,907,050
13.0%, 6/15/2009 (f)	5,560,000	4,587,000
Equistar Chemicals LP:
8.75%, 2/15/2009 (f)	26,820,000	27,356,400
10.625%, 5/1/2011 (f)	2,725,000	2,936,188
Fibermark, Inc., 10.75%, 4/15/2011* (f)	10,720,000	6,056,800
Foamex LP, 10.75%, 4/1/2009	305,000	277,550
GEO Specialty Chemicals, Inc.:
7.11%, 12/31/2007	3,148,091	3,006,427
10.125%, 8/1/2008*	9,094,000	3,001,020
Georgia-Pacific Corp.:
7.375%, 12/1/2025 (f)	8,010,000	7,929,900
7.7%, 6/15/2015 (f)	7,680,000	8,409,600
144A, 8.0%, 1/15/2024	13,755,000	14,511,525
9.375%, 2/1/2013	11,580,000	13,635,450
Hexcel Corp., 9.75%, 1/15/2009 (f)	4,740,000	4,929,600
Huntsman ADV Materials LLC, 144A, 11.0%, 7/15/2010	6,765,000	7,644,450
Huntsman ICI Chemical, 10.125%, 7/1/2009	7,595,000	8,899,558
Huntsman LLC, 11.625%, 10/15/2010 (f)	5,780,000	6,069,000
IMC Global, Inc., 10.875%, 8/1/2013 (f)	10,855,000	13,595,888
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	8,535,000	8,876,400
Neenah Corp.:
144A, 11.0%, 9/30/2010	8,221,000	9,043,100
144A, 13.0%, 9/30/2013	6,432,827	6,529,319
Omnova Solutions, Inc., 11.25%, 6/1/2010	3,195,000	3,546,450
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (f)	11,885,000	12,241,550
Pliant Corp.:
Step-up Coupon, 0% to 12/2006, 144A, 11.125%, 6/15/2009	1,750,000	1,400,000
11.125%, 9/1/2009	6,395,000	6,682,775
13.0%, 6/1/2010 (f)	1,205,000	1,042,325
13.0%, 6/1/2010 (f)	1,835,000	1,587,275
Trimas Corp., 9.875%, 6/15/2012	11,550,000	12,589,500
United States Steel LLC, 9.75%, 5/15/2010 (f)	3,747,000	4,271,580
US Can Corp., Series B, 12.375%, 10/1/2010 (f)	4,070,000	3,805,450
US Concrete, Inc., 144A, 8.375%, 4/1/2014	2,785,000	2,840,700
Westlake Chemical Corp., 8.75%, 7/15/2011 (f)	3,005,000	3,320,525
		258,640,040
Telecommunication Services 10.6%
American Cellular Corp., 10.0%, 8/1/2011 (f)	21,105,000	20,260,800
American Tower Corp:
144A, 7.5%, 5/1/2012 (f)	3,581,000	3,419,855
9.375%, 2/1/2009 (f)	11,760,000	12,406,800
American Tower Escrow Corp., Zero Coupon, 8/1/2008	9,170,000	6,441,925
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	5,230,000	4,968,500
8.375%, 1/15/2014	17,965,000	17,605,700
Crown Castle International Corp.:
7.5%, 12/1/2013	1,635,000	1,606,388
7.5%, 12/1/2013 (f)	2,145,000	2,107,462
9.375%, 8/1/2011	8,600,000	9,331,000
Dobson Communications Corp., 8.875%, 10/1/2013	28,943,000	22,720,255
GCI, Inc., 144A, 7.25%, 2/15/2014	3,765,000	3,689,700
Insight Midwest LP:
9.75%, 10/1/2009 (f)	5,475,000	5,707,688
10.5%, 11/1/2010 (f)	4,245,000	4,563,375
144A, 10.5%, 11/1/2010	2,630,000	2,827,250
LCI International, Inc., 7.25%, 6/15/2007	10,900,000	9,973,500
Level 3 Communications, Inc., Step-up Coupon, 10.500% to 12/01/2008 (f)	3,035,000	2,488,700
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (f)	5,170,000	5,040,750
MCI Communications Corp., 8.0%, 1/31/2014	10,155,000	10,459,650
Nextel Communications, Inc., 5.95%, 3/15/2014	5,010,000	4,972,425
Nextel Partners, Inc.:
8.125%, 7/1/2011 (f)	10,155,000	10,738,912
11.0%, 3/15/2010 (f)	2,875,000	3,191,250
Nortel Networks Corp.:
6.125%, 2/15/2006 (f)	1,140,000	1,168,500
7.4%, 6/15/2006	9,465,000	9,796,275
Northern Telecom Capital, 7.875%, 6/15/2026	9,650,000	9,891,250
Qwest Corp.:
5.625%, 11/15/2008 (f)	1,212,000	1,208,970
6.875%, 7/15/2028	6,460,000	5,006,500
7.25%, 9/15/2025 (f)	14,810,000	13,773,300
Qwest Services Corp.:
6.95%, 6/30/2010	8,000,000	8,124,000
144A, 13.5%, 12/15/2010	18,230,000	21,192,375
144A, 14.0%, 12/15/2014	8,634,000	10,425,555
Rural Cellular Corp., 9.875%, 2/1/2010 (f)	5,980,000	5,994,950
SBA Communications Corp., Step-up Coupon, 0% to 12/2007, 144A, 9.75%, 12/15/2011 (f)	10,670,000	7,495,675
Triton PCS, Inc., 8.5%, 6/1/2013 (f)	1,530,000	1,629,450
Ubiquitel Operating Co., 144A, 9.875%, 3/1/2011	7,640,000	7,449,000
Western Wireless Corp., 9.25%, 7/15/2013 (f)	4,695,000	4,824,113
		272,501,798
Utilities 5.4%
Calpine Corp., 144A, 8.5%, 7/15/2010 (f)	37,340,000	34,352,800
Calpine Generating Co., 144A, 10.25%**, 4/1/2011 (f)	6,110,000	5,789,225
CMS Energy Corp.:
7.5%, 1/15/2009 (f)	5,995,000	6,159,863
144A, 7.75%, 8/1/2010	3,295,000	3,418,563
8.5%, 4/15/2011	10,785,000	11,512,987
DPL, Inc.:
6.875%, 9/1/2011 (f)	5,970,000	6,059,550
8.125%, 9/1/2031 (f)	2,165,000	2,056,750
Illinova Corp., 11.5%, 12/15/2010	12,875,000	15,514,375
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	30,550,000	31,542,875
PG&E Corp., 144A, 6.875%, 7/15/2008	6,720,000	7,333,200
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	5,930,000	5,870,700
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	8,695,000	9,477,550
		139,088,438
Total Corporate Bonds (Cost $2,006,312,093)		2,015,651,016

Foreign Bonds - US$ Denominated 14.9%
Alestra SA de RL de CV, 8.0%, 6/30/2010	6,350,000	5,540,375
Antenna TV SA, 9.0%, 8/1/2007	3,538,000	3,573,380
Avecia Group PLC, 11.0%, 7/1/2009	15,805,000	13,434,250
Axtel SA, 144A, 11.0%, 12/15/2013	7,980,000	8,099,700
Biovail Corp., 7.875%, 4/1/2010 (f)	13,365,000	13,030,875
Cascades, Inc., 7.25%, 2/15/2013	8,130,000	8,556,825
Conproca SA de CV, 12.0%, 6/16/2010	5,945,000	7,728,500
Corp Durango SA, 144A, 13.75%, 7/15/2009*	4,640,000	2,992,800
Crown Euro Holdings SA, 10.875%, 3/1/2013	7,405,000	8,626,825
Dolphin Telecom PLC, Series B, Step-Up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	15,815,431	1,582
Eircom Funding, 8.25%, 8/15/2013	5,840,000	6,511,600
Embratel Participacoes SA, 144A, 11.0%, 12/15/2008	6,175,000	6,669,000
Esprit Telecom Group PLC:
10.875, 6/15/2008*	10,060,000	1,006
11.5, 12/15/2007*	23,720,000	2,372
Euramax International PLC, 144A, 8.5%, 8/15/2011	6,375,000	6,757,500
Fage Dairy Industry SA, 9.0%, 2/1/2007	16,612,000	16,861,180
Federative Republic of Brazil:
C Bond, 8.0%, 4/15/2014	3,835,842	3,739,946
8.875%, 4/15/2024	8,840,000	8,088,600
Gazprom OAO, 144A, 9.625%, 3/1/2013	9,595,000	11,034,250
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	1,590,000	874,500
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	8,965,000	9,346,012
Innova S de R.L., 144A, 9.375%, 9/19/2013 (f)	9,465,000	10,269,525
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	9,160,000	10,396,600
LeGrand SA, 8.5%, 2/15/2025	7,215,000	7,683,975
Luscar Coal Ltd., 9.75%, 10/15/2011	5,425,000	6,184,500
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	11,470,000	11,928,800
Mizuho Financial Group, 8.375%, 12/29/2049	2,975,000	3,198,720
Mobifon Holdings BV, 12.5%, 7/31/2010	9,360,000	10,764,000
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	6,210,000	6,458,400
New Asat (Finance) Ltd., 144A, 9.25%, 2/1/2011 (f)	7,995,000	8,574,637
Norske Skog Canada Ltd., 144A, 7.375%, 3/1/2014	2,795,000	2,878,850
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	18,538,389	20,253,190
PTC International Finance II SA, 11.25%, 12/1/2009	2,680,000	2,867,600
Republic of Argentina:
12.375%, 2/21/2012*	8,480,000	2,650,000
Series 2031, 12.0%, 6/19/2031*	2,809,000	779,497
Series BGL4, 11.0%, 10/9/2006*	690,000	208,725
11.375%, 3/15/2010*	8,130,000	2,520,300
11.375%, 1/30/2017*	4,350,000	1,374,600
11.75%, 4/7/2009*	3,800,000	1,170,400
Republic of Turkey, 11.0%, 1/14/2013	1,770,000	2,244,581
Republic of Uruguay, 7.875%, 1/15/2033	35,922	26,942
Republic of Venezuela:
5.375%, 8/7/2010	3,315,000	2,753,108
9.25%, 9/15/2027	310,000	275,745
Rhodia SA, 144A, 7.625%, 6/1/2010 (f)	4,265,000	3,923,800
Riverside Forest Product, 144A, 7.875%, 3/1/2014	2,240,000	2,318,400
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	890,000	904,463
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	4,175,000	4,676,000
8.25%, 4/11/2010	2,430,000	2,843,100
Sistema Capital SA, 144A, 8.875%, 1/28/2011	4,935,000	5,076,881
Stena AB, 9.625%, 12/1/2012	1,735,000	1,969,225
Telenet Group Holding NV, Step-up Coupon, 0% to 12/2008, 144A, 11.5%, 6/15/2014	21,330,000	13,011,300
Tembec Industries, Inc., 8.5%, 2/1/2011 (f)	25,335,000	25,335,000
TFM SA de CV:
10.25%, 6/15/2007	13,185,000	13,646,475
11.75%, 6/15/2009	9,965,000	10,014,825
12.5%, 6/15/2012	9,390,000	10,516,800
Vicap SA, 11.375%, 5/15/2007	6,340,000	6,308,300
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	6,615,000	6,284,250
Vivendi Universal SA, 9.25%, 4/15/2010 (f)	14,685,000	17,548,575
Total Foreign Bonds - US$ Denominated (Cost $417,008,309)		381,311,167

Foreign Bonds - Non US$ Denominated 0.8%
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	12,910,000	16,437,747
Republic of Argentina:
8.0%, 2/26/2008* EUR	3,220,000	1,049,729
8.0%, 2/26/2008* EUR	4,450,000	1,491,771
10.25%, 2/6/2049* EUR	7,091,618	1,165,903
10.5%, 11/14/2049* EUR	3,273,291	525,012
11.25%, 4/10/2006* EUR	2,326,378	414,106
12.0%, 9/19/2016* EUR	263,315	45,215
Total Foreign Bonds - Non US$ Denominated (Cost $19,216,457)		21,129,483

Convertible Bond 0.4%
Information Technology 0.1%
Aspen Technology, Inc., 5.25%, 6/15/2005	2,490,000	2,490,000
Consumer Discretionary 0.3%
DIMON, Inc., 6.25%, 3/31/2007	6,760,000	6,388,200
HIH Capital Ltd., 144A, 7.5%, 9/25/2006	1,625,000	1,409,688
		7,797,888
Total Convertible Bond (Cost $9,996,618)		10,287,888

Asset Backed 0.2%
Automobile Receivables 0.1%
MMCA Automobile Trust, "C", Series 2002-1, 6.2%, 1/15/2010	3,576,395	3,084,346
Miscellaneous 0.1%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007	2,500,000	2,300,000
Total Asset Backed (Cost $5,479,743)		5,384,346
US Government Backed 0.2%
US Treasury Bond, 5.375%, 2/15/2031 (f) (Cost $3,805,036)	3,465,000	3,776,850

	Shares	Value ($)

Other 0.0%
SpinCycle, Inc.* (e)	187,460 (g)	1,059,149
SpinCycle, Inc., "F"* (e)	1,228 (g)	6,938
Total Other (Cost $458,147)		1,066,087

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	45,157	72,251
ICG Communications, Inc.*	67,617	676
IMPSAT Fiber Networks, Inc., 144A*	280,597	1,944,537
MEDIQ, Inc.*	8,934	32,243
National Vision, Inc. (e)	219,191	335,363
Total Common Stocks (Cost $22,786,210)		2,385,070

Warrants 0.0%
DeCrane Aircraft Holdings, Inc.,144A*	16,090	161
Destia Communications, Inc., 144A*	19,865	0
Empire Gas Corp.*	31,795	0
Hayes Lemmerz International, Inc.*	14,564	49,153
UIH Australia Pacific, Inc., 144A*	14,150	0
Waxman Industries, Inc.*	800,453	0
Total Warrants (Cost $1,602,562)		49,314

Preferred Stock 0.7%
Paxson Communications Corp.	1,400	12,600,000
TNP Enterprises, Inc.	46,662	5,319,453
Total Preferred Stock (Cost $17,625,736)		17,919,453
Convertible Preferred Stocks 0.5%
Hercules Trust II (Cost $9,747,703)	15,550	12,362,250
Cash Equivalents 16.7%
Scudder Cash Management QP Trust, 1.10% (b)	23,705,928	23,705,928
Daily Assets Fund Institutional, 1.06% (c) (h)	403,755,738	403,755,738
Total Cash Equivalents (Cost $427,461,666)		427,461,666

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,941,500,280) (a)	113.1	2,898,784,590
Other Assets and Liabilities, Net	(13.1)	(336,450,833)
Net Assets	100.0	2,562,333,757

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment or principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2004.
(a) The cost for federal income tax purposes was $2,945,917,480. At March 31, 2004, net unrealized depreciation for all securities based on tax cost was $47,132,890. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $110,749,246 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $157,882,136.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Investment Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Principal amount is stated in US dollars unless otherwise noted.
(e) Affiliated issuers (see notes to Financial statements)
(f) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at March 31, 2004 amounted to $396,134,987, which is 15.5% of total net assets.
(g) Represents number of units.
(h) Represents collateral held in connection with securities lending.
PIK denotes that interest or dividend is paid in kind.
Currency Abbreviation
EUR	Euro

144A: Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments in Securities, at value: Unaffiliated issuers (cost $2,512,791,379)	$ 2,469,921,474
Affiliated issuers (Note I) (cost $1,247,235)	1,401,450
Investment in Daily Assets Fund Institutional (cost $403,755,738)	403,755,738
Investment in Scudder Cash Management QP Trust (cost $23,705,928)	23,705,928
Total investments in securities, at value (cost $2,941,500,280)	2,898,784,590
Cash	9,041,335
Receivable for investments sold	45,995,492
Dividends receivable	612,278
Interest receivable	57,516,952
Receivable for Fund shares sold	2,375,091
Other assets	97,356
Total assets	3,014,423,094
Liabilities
Payable upon return of securities loaned	403,755,738
Payable for investments purchased	40,966,944
Payable for Fund shares redeemed	3,567,213
Unrealized depreciation on forward currency exchange contracts	470,587
Accrued management fee	1,186,999
Other accrued expenses and payables	2,141,856
Total liabilities	452,089,337
Net assets, at value	$ 2,562,333,757
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(84,599)
Net unrealized appreciation (depreciation) on: Investments	(42,715,690)
Foreign currency related transactions	(482,161)
Accumulated net realized gain (loss)	(1,527,007,168)
Paid-in capital	4,132,623,375
Net assets, at value	$ 2,562,333,757

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,972,307,453 / 364,583,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.41
Maximum offering price per share (100 / 94.25 of $5.41)	$ 5.74
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($406,178,759 / 75,163,410 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.40
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($176,279,809 / 32,562,953 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.41
Class I Net Asset Value, offering and redemption price per share ($361,092 / 67,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.39
Institutional Class Net Asset Value, offering and redemption price per share ($7,206,644 / 1,332,046 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Interest	$ 114,338,847
Interest - Scudder Cash Management QP Trust	76,880
Securities lending income	57,461
Dividends - unaffiliated issuers	1,896,905
Dividends - affiliated issuers	37,820
Total Income	116,407,913
Expenses: Management fee	7,008,417
Service to shareholders	1,902,492
Distribution service fees	5,306,447
Custodian fees	52,489
Auditing	29,088
Legal	40,059
Trustees' fees and expenses	41,186
Reports to shareholders	116,875
Registration fees	60,619
Other	41,598
Total expenses, before expense reductions	14,599,270
Expense reductions	(9,890)
Total expenses, after expense reductions	14,589,380
Net investment income	101,818,533
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - unaffiliated issuers	28,935,309
Investments - affiliated issuers	1,347,301
Foreign currency related transactions	(1,901,343)
28,381,267
Net unrealized appreciation (depreciation) during the period on: Investments	64,103,500
Foreign currency related transactions	657,188
64,760,688
Net gain (loss) on investment transactions	93,141,955
Net increase (decrease) in net assets resulting from operations	$ 194,960,488

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income	$ 101,818,533	$ 217,658,802
Net realized gain (loss) on investment transactions	28,381,267	(329,652,822)
Net unrealized appreciation (depreciation) on investment transactions during the period	64,760,688	645,784,439
Net increase (decrease) in net assets resulting from operations	194,960,488	533,790,419
Distributions to shareholders from: Net investment income: Class A	(84,834,651)	(165,927,046)
Class B	(17,105,534)	(40,955,239)
Class C	(6,955,285)	(12,795,316)
Class I	(12,198)	(337,009)
Institutional Class	(193,759)	(26,602)
Fund share transactions: Proceeds from shares sold	276,184,070	991,504,559
Reinvestment of distributions	63,581,899	125,157,426
Cost of shares redeemed	(360,390,651)	(1,183,436,875)
Net increase (decrease) in net assets from Fund share transactions	(20,624,682)	(66,774,890)
Increase (decrease) in net assets	65,234,379	246,974,317
Net assets at beginning of period	2,497,099,378	2,250,125,061
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $84,599 and $7,198,295, respectively)	$ 2,562,333,757	$ 2,497,099,378

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 5.23	$ 4.62	$ 5.18	$ 6.34	$ 7.23	$ 7.68
Income (loss) from investment operations: Net investment income[c]	.22	.44	.53	.64	.77	.78
Net realized and unrealized gain (loss) on investment transactions	.19	.61	(.53)	(1.09)	(.89)	(.46)
Total from investment operations	.41	1.05	-	(.45)	(.12)	.32
Less distributions from: Net investment income	(.23)	(.44)	(.55)	(.68)	(.77)	(.77)
Return of capital	-	-	(.01)	(.03)	-	-
Total distributions	(.23)	(.44)	(.56)	(.71)	(.77)	(.77)
Net asset value, end of period	$ 5.41	$ 5.23	$ 4.62	$ 5.18	$ 6.34	$ 7.23
Total Return (%)[d]	8.19**	23.92	(.60)	(7.68)	(1.88)	4.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,972	1,868	1,603	1,831	2,277	2,945
Ratio of expenses before expense reductions (%)	.92*	.97	.96	1.11[e]	.93	.96
Ratio of expenses after expense reductions (%)	.92*	.97	.96	1.09[e]	.92	.96
Ratio of net investment income (%)	8.05*	8.92	10.39	10.94	11.10	10.15
Portfolio turnover rate (%)	178*	149	154	69	52	67
[a] For the six months ended March 31, 2004 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.14% to 10.39%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.09%, respectively.
* Annualized ** Not Annualized

Class B
Years Ended September 30,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 5.23	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.67
Income (loss) from investment operations: Net investment income[c]	.20	.40	.48	.59	.71	.71
Net realized and unrealized gain (loss) on investment transactions	.18	.61	(.52)	(1.09)	(.88)	(.45)
Total from investment operations	.38	1.01	(.04)	(.50)	(.17)	.26
Less distributions from: Net investment income	(.21)	(.40)	(.50)	(.63)	(.72)	(.71)
Return of capital	-	-	(.01)	(.03)	-	-
Total distributions	(.21)	(.40)	(.51)	(.66)	(.72)	(.71)
Net asset value, end of period	$ 5.40	$ 5.23	$ 4.62	$ 5.17	$ 6.33	$ 7.22
Total Return (%)[d]	7.55**	22.88	(1.23)	(8.50)	(2.68)	3.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	406	462	514	659	792	1,145
Ratio of expenses before expense reductions (%)	1.79*	1.82	1.79	1.94[e]	1.78	1.78
Ratio of expenses after expense reductions (%)	1.79*	1.82	1.79	1.91[e]	1.77	1.78
Ratio of net investment income (%)	7.18*	8.07	9.56	10.12	10.24	9.33
Portfolio turnover rate (%)	178*	149	154	69	52	67
[a] For the six months ended March 31, 2004 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.91% and 1.91%, respectively.
* Annualized ** Not Annualized

Class C
Years Ended September 30,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 5.24	$ 4.63	$ 5.19	$ 6.35	$ 7.24	$ 7.69
Income (loss) from investment operations: Net investment income[c]	.20	.40	.48	.59	.72	.72
Net realized and unrealized gain (loss) on investment transactions	.18	.61	(.53)	(1.09)	(.89)	(.46)
Total from investment operations	.38	1.01	(.05)	(.50)	(.17)	.26
Less distributions from: Net investment income	(.21)	(.40)	(.50)	(.63)	(.72)	(.71)
Return of capital	-	-	(.01)	(.03)	-	-
Total distributions	(.21)	(.40)	(.51)	(.66)	(.72)	(.71)
Net asset value, end of period	$ 5.41	$ 5.24	$ 4.63	$ 5.19	$ 6.35	$ 7.24
Total Return (%)[d]	7.55**	23.11	(1.61)	(8.46)	(2.66)	3.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	176	165	127	119	124	176
Ratio of expenses before expense reductions (%)	1.70*	1.82	1.79	1.98[e]	1.77	1.73
Ratio of expenses after expense reductions (%)	1.70*	1.82	1.79	1.95[e]	1.76	1.73
Ratio of net investment income (%)	7.27*	8.07	9.56	10.09	10.25	9.38
Portfolio turnover rate (%)	178*	149	154	69	52	67
[a] For the six months ended March 31, 2004 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.95% and 1.95%, respectively.
* Annualized ** Not Annualized

Class I
Years Ended September 30,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 5.22	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.68
Income (loss) from investment operations: Net investment income[c]	.23	.46	.54	.66	.80	.82
Net realized and unrealized gain (loss) on investment transactions	.18	.60	(.52)	(1.09)	(.90)	(.48)
Total from investment operations	.41	1.06	.02	(.43)	(.10)	.34
Less distributions from: Net investment income	(.24)	(.46)	(.56)	(.69)	(.79)	(.80)
Return of capital	-	-	(.01)	(.04)	-	-
Total distributions	(.24)	(.46)	(.57)	(.73)	(.79)	(.80)
Net asset value, end of period	$ 5.39	$ 5.22	$ 4.62	$ 5.17	$ 6.33	$ 7.22
Total Return (%)	7.96**	24.08	(.06)	(7.39)	(1.60)	4.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.2	6	9	12	15
Ratio of expenses before expense reductions (%)	.59*	.65	.63	.73[d]	.64	.62
Ratio of expenses after expense reductions (%)	.59*	.65	.63	.72[d]	.63	.62
Ratio of net investment income (%)	8.38*	9.24	10.72	11.30	11.40	10.49
Portfolio turnover rate (%)	178*	149	154	69	52	67
[a] For the six months ended March 31, 2004 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.47% to 10.72%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .72% and .72%, respectively.
* Annualized ** Not Annualized

Institutional Class
Years Ended September 30,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.23	$ 4.63	$ 4.65
Income (loss) from investment operations: Net investment income[c]	.23	.44	.08
Net realized and unrealized gain (loss) on investment transactions	.19	.62	(.02)
Total from investment operations	.42	1.06	.06
Less distributions from: Net investment income	(.24)	(.46)	(.08)
Net asset value, end of period	$ 5.41	$ 5.23	$ 4.63
Total Return (%)	8.14**	24.33	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	1.001
Ratio of expenses (%)	.63*	.83	.82*
Ratio of net investment income (%)	8.34*	9.06	14.14*
Portfolio turnover rate (%)	178*	149	154
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Fund (the "Fund"), is a diversified series of Scudder High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the securities.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $1,249,356,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2004 ($6,237,000), September 30, 2007 ($39,696,000), September 30, 2008 ($126,549,000), September 30, 2009 ($173,248,000), September 30, 2010 ($283,200,000) and September 30, 2011 ($620,426,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $285,764,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Government Backed Securities) aggregated $2,193,184,254 and $2,193,634,145, respectively. Purchases and sales of US Government Backed Securities aggregated $7,730,003 and $21,167,031, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of .54% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90%, 0.90%, 0.90%, 0.75% and 0.82% of average daily net assets for Class A, B, C, I, and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, I and Institutional shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended March 31, 2004 the amount charged to the Fund by SISC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at March 31, 2004
Class A	$ 1,234,394	$ 642,632
Class B	463,499	275,021
Class C	119,259	60,925
Class I	50	-
Institutional Class	1,718	1,238
	$ 1,818,920	$ 979,816

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class B	$ 1,665,069	$ 255,701
Class C	666,573	112,233
	$ 2,331,642	$ 367,934

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2004	Annualized Effective Rate
Class A	$ 2,228,680	$ 473,572.23%
Class B	532,861	131,644.24%
Class C	213,264	56,752.24%
	$ 2,974,805	$ 661,968

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2004 aggregated $133,109 and $351, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for Class B and C shares aggregated $434,105 and $9,218, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $27,778.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2004, the custodian fee was reduced by $9,890 for custodian credits earned.

F. Forward Foreign Currency Commitments

As of March 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
USD	27,094,324	EUR	32,776,004	6/10/2004	$ (470,587)
					$ (470,587)

Currency Abbreviations
EUR	Euro
USD	United States Dollar

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	39,383,369	$ 212,402,331	161,986,122	$ 782,828,987
Class B	5,255,817	28,266,420	21,058,314	102,037,049
Class C	5,440,737	29,289,095	20,836,847	101,122,037
Class I	37,361	202,598	972,873	4,604,560
Institutional Class	1,115,385	6,023,626	182,933	911,926
		$ 276,184,070		$ 991,504,559
Shares issued to shareholders in reinvestment of distributions
Class A	9,408,801	$ 50,681,612	19,929,574	$ 97,575,789
Class B	1,583,477	8,519,197	4,080,301	19,895,753
Class C	774,293	4,175,133	1,490,629	7,322,275
Class I	2,269	12,198	71,496	337,007
Institutional Class	35,821	193,759	5,266	26,602
		$ 63,581,899		$ 125,157,426
Shares redeemed
Class A	(41,286,688)	$ (223,386,162)	(171,495,172)	$ (846,402,239)
Class B	(20,125,350)	(108,789,205)	(48,083,027)	(236,109,785)
Class C	(5,181,150)	(28,144,600)	(18,266,842)	(89,797,382)
Class I	(10,308)	(55,762)	(2,305,783)	(11,103,069)
Institutional Class	(2,692)	(14,922)	(4,886)	(24,400)
		$ (360,390,651)		$ (1,183,436,875)
Net increase (decrease)
Class A	7,505,482	$ 39,697,781	10,420,524	$ 34,002,537
Class B	(13,286,056)	(72,003,588)	(22,944,412)	(114,176,983)
Class C	1,033,880	5,319,628	4,060,634	18,646,930
Class I	29,322	159,034	(1,261,414)	(6,161,502)
Institutional Class	1,148,514	6,202,463	183,313	914,128
		$ (20,624,682)		$ (66,774,890)

J. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the six months ended March 31, 2004 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend/ Interest Income ($)	Value ($)
National Vision, Inc.	-	-	832,469	(193,952)	-	-
National Vision, Inc.	219,191	-	360,000	(289,942)	37,820	335,363
SpinCycle, Inc.	187,460	-	3,192,094	1,810,494	-	1,059,149
SpinCycle, Inc. "F"	1,228	-	20,903	20,701	-	6,938
			4,405,466	1,347,301	37,820	1,401,450

K. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	81115L-105	81115L-204	81115L-303	81115L-501
Fund Number	8	208	308	513

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder High Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------